GROWING FORWARD Beverly Enterprises Investor Day

BILL FLOYD Chairman and Chief Executive Officer

Forward Looking Statements The statements in this presentation relating to matters that are not historical facts are forward-looking statements based on management's beliefs and assumptions using currently available information and expectations as of the date hereof. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, including the risks and uncertainties detailed from time to time in Beverly's filings with the Securities and Exchange Commission. In addition, our results of operations, financial condition and cash flows also may be adversely impacted by the unsolicited indication of interest in an acquisition of Beverly by Appaloosa Management, LP, Franklin Mutual Advisors, LLC, Formation Capital, LLC and Northbrook NBV, LLC, and related actions taken by this group, including the nomination of candidates for election to Beverly's board of directors. These actions may impact our ability to attract and retain customers, management and employees and may result in the incurrence of significant advisory fees, litigation costs and other expenses. Although Beverly believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give any assurances that these expectations will prove to be correct. Beverly assumes no duty to publicly update or revise such statements, whether as a result of new information, future events or otherwise.

EBITDA Definition We use EBITDA to evaluate financial performance and to design incentive compensation for management. In addition, EBITDA is commonly used by our lenders and investors to assess our leverage capacity, debt service ability and liquidity. We define EBITDA as earnings from continuing operations before interest expense, interest income, income taxes, depreciation and amortization. EBITDA margin is EBITDA as a percentage of revenues. EBITDA is not considered a measure of financial performance under U.S. generally accepted accounting principles ("GAAP"), and the items excluded from EBITDA are significant components in understanding and assessing our financial performance. EBITDA should not be considered as an alternative to net income, cash flows provided by or used in operating, investing or financing activities or other financial statement data presented in our consolidated financial statements as an indicator of financial performance or liquidity. Since EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying calculations, EBITDA as presented may not be comparable to other similarly titled measures of other companies.

Important Information Beverly Enterprises, Inc. ("BEI") plans to file a proxy statement with the Securities and Exchange Commission relating to BEI's solicitation of proxies from the stockholders of BEI with respect to its 2005 annual meeting of stockholders. BEI URGES INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. BEI's proxy statement, any amendments or supplements to the proxy statement and other relevant documents will be available for free at www.sec.gov. You may also obtain a free copy of BEI's proxy statement and any amendments and supplements to the proxy statement, when they become available, and other relevant documents by writing to Beverly Enterprises at One Thousand Beverly Way, Fort Smith, Arkansas 72919, Attn: Investor Relations or at www.beverlycorp.com under the tab "Investor Information" and then under the heading "SEC Filings."

Information Regarding Participants BEI, its directors, executive officers and certain of BEI's other officers may be deemed to be participants in the solicitation of proxies (the "Solicitation") for BEI's 2005 annual meeting of stockholders. Information regarding the directors, executive officers and certain other officers of BEI and their interests in the Solicitation is contained in a Current Report on Form 8-K filed by BEI with the Securities and Exchange Commission on February 9, 2005. Other officers of BEI who may be deemed to be participants in the solicitation of proxies in connection with the annual meeting have not been determined as of the date of this filing. BEI has engaged Innisfree M&A Incorporated to assist it in soliciting proxies from its stockholders. BEI has agreed to pay customary compensation to Innisfree M&A Incorporated for such services and to indemnify Innisfree M&A Incorporated and certain related persons against certain liabilities relating to or arising out of the engagement. BEI has engaged Lehman Brothers as its financial advisor. BEI has agreed to pay customary compensation to Lehman Brothers for its services as financial advisor to BEI and to indemnify Lehman Brothers and certain related persons against certain liabilities relating to or arising out of the engagement. Certain representatives of Lehman Brothers may solicit proxies for the 2005 annual meeting, although no additional compensation will be paid in connection with any such solicitation.

GROWING FORWARD Beverly Enterprises Investor Day

CINDY SUSIENKA Executive Vice President Chief Operating Officer Aegis and AseraCare

SERVICE BUSINESSES

Presentation Overview Strategic Importance of Service Businesses Overview of Key Businesses Growth Projections

Service Business Contribution 2004 Revenues Beds Admissions Data 15 85 16% Beds Admissions Data 30 70 2004 Pre-Tax Income 30%

Aegis Therapies $285 Million Revenue Run-rate $134 Million (47%) from Third-Party In 2005, Third-Party Revenue Will Exceed Beverly Revenue

Aegis Therapies All Organic Growth New Customers Same Facility Growth New Locations With Existing Customers

Aegis Therapies 585 Outside Customers In 37 States + DC EBITDA Margins In Mid-teens Industry Average: 5%

AseraCare Hospice $93 Million Revenue Run-rate ADC Run-rate: 2,250 6th Largest For-profit Hospice Provider 51 Locations In 14 States 16 Start-ups In 2005 31% Increase In Locations

GROWING FORWARD SERVICE BUSINESS EXPANSION

Service Business Rationale Leverage Skilled Nursing Operations Strategic Response to New Medicare Payment System Offer Therapy Services to Third-party Customers Cost-efficient Entry Into Markets

Service Business Rationale Leverage Skilled Nursing Operations Lower Capital Requirements Result In Higher Margins

Service Business Rationale Leverage Skilled Nursing Operations Lower Capital Requirements Growth Businesses / Underserved Markets Rehab: $3 Billion Market 5% Per Year Growth Hospice: $6 Billion Market 10% Per Year Growth

Success Factors Scalability Balance Quality

Success Factors Scalability Balance Quality

Scalability Ability to Manage Operations and Employees At Multiple Locations Aegis: 5,100 Therapists 936 Locations AseraCare: 1,100 Associates Hundreds of Locations (Patient's Homes, Hospitals, SNFs)

Scalability Ability to Manage Business and Employees At Multiple Locations Systems & Technology for Real-time Tracking Uniform Operational Approach Synergy With Beverly SNFs

Success Factors Scalability Balance Quality

Balanced Growth Same Fac Start New Cont Acquisitions Data 47 6 25 22 Same Facility Start-ups New Contracts Acquisitions 47% 6% 25% 22%

Balanced Hospice Diagnoses Cancer Dementia Alz CHR COPD Others Data 26 13 12 7 5 37 Cancer Dementia Alzheimer's CHF 26% 13% 5% 37% COPD Others 12% 7%

Balanced Aegis Customer Base Dramatic Growth: 60% Selective About Prospective Customers Ability to Pay is Important Avoid "Pricing Wars"

Success Factors Scalability Balance Quality

Quality Of Care Critical Differentiator Important to SNF Operators We Know How to Address SNF Needs Clinical Programs - Not Just Staff Enhances Business / Attracts Patients Increases Customer Retention ROM - Proven, Quantifiable Results

Quality Of Care Therapists' Employer of Choice Reduces Turnover Increased Retention = Increased Margins

Quality Of Care Industry Leader In Quality & Satisfaction Increases Profitability Fuels Growth

GROWING FORWARD SERVICE BUSINESS POTENTIAL

Home Health $37 Billion Industry (Skilled Nursing Component) Trend: More Use of Home Health Services What the Market Wants AseraCare Home Health in Pilot Stage Same Delivery Model as Rehab & Hospice Will Add 5 Locations in 2005

Service Businesses Summary Play Larger Role In BEI's Success Leverage BEI's Core Capabilities Success Factors: Cost-effective Scalability Balance Quality

MARTHA SCHRAM President Aegis Therapies

Aegis Therapies Largest Contract Rehab Provider Revenue Customers Therapists Double-Digit Revenue Growth Rate Higher Margins Industry Leader In Client & Staff Retention

$3 Billion Industry Largest Provider with 10% Market Share Highly Fragmented Industry Contract Rehab Overview

Speech, Physical, Occupational Therapy 5,100 Therapists Primary Customers: Skilled Nursing Facilities Aegis Overview

585 Third-Party Provider Contracts 155 New In 2004 28% Increase In Revenue Per Contract 71% Third-Party Business: Chain Clients 2003: 64% Balanced Portfolio Aegis Overview

Beverly Nursing Homes Leveraged As Springboard For Growth Core Base of Business Provide Easy Entry Into Beverly Markets Aegis Overview

Beverly Locations

Aegis Non-Beverly Locations

Not A Bricks & Mortar Business Therapists Work At Client Locations Managers Work from Home Cost-effective Scalability Manage Business and Employees at Multiple Locations Aegis Overview

Key Performance Metrics 2004 Third-party Revenue Up 60% (Projected) Double-Digit Annual Growth Rate Margins in Mid-Teens Therapist Retention Rate: 88% Customer-Initiated Turnover: 3%

Growth Strategy DRIVE PROFITABLE GROWTH

Growth Strategy Densify In Existing Markets Build Business With Existing Customers Align Staffing Efforts With Selling Efforts 1 2 3

Growth Strategy Densify In Existing Markets 1 Competitive Differentiation

Competitive Differentiation We Deliver Better Economic Value Increase Therapy Utilization More Therapy = More Revenue & Profitability Superior Clinical Outcomes Less Staff Time Needed As Patient Improves Better Rehab = Reduced Customer Labor Costs

Competitive Differentiation REHAB OUTCOME MEASURMENT

Rehab Outcome Measurement (ROM) Measures Patient Progress Aggressively Adopted ROM System 4 Years Ago Database of 1 Million Patient Records Improvement Translates Into Savings Setting Industry Benchmarks

Growth Strategy Build Business With Existing Customers Add New Locations with Chain Clients Generate Same-Facility Growth 2

Freedom Through Functionality Geriatric Strength-Training Program Proprietary Aegis Therapy Protocols

Freedom Through Functionality Provides Multiple Benefits Treat More Complex Therapy Problems More Options In Patient Care Plans Enhanced Revenue Opportunities 25% Increase in Therapy Revenue Per Facility Per Year Average 110 Programs In Place

Growth Strategy Align Staffing Efforts With Selling Efforts High-Quality, Well-Trained Therapists Critical to Success Ensure Ability to Recruit & Retain 3

Staffing Added 1,900 Therapists In 2004 2,300 Planned for 2005 Successful Foreign Recruitment Program Improve Quality By Investing In Our Staff Comprehensive and Robust Training Key to Therapist Satisfaction & Retention

Growth Strategy Align Staffing Efforts With Selling Efforts Optimize Time Spent on Patient Care Reduce the Need for New Staff 3

Information Management System Real-Time Access to Data Tracks Remote Operations Reduces Labor Costs / Staffing Needs Optimizes Time and Assignments More Patient Care Time = More Pre-Tax Income

Aegis Therapies Summary $285 Million Revenue Run-rate 936 Customer Locations Largest Contract Rehab Provider Industry-leading Performance

Growth Strategy Densify In Existing Markets Build Business With Existing Customers Align Staffing Efforts With Selling Efforts 1 2 3

CHRIS ROUSSOS President AseraCare Hospice

HOSPICE BUSINESS

Presentation Outline Hospice Overview AseraCare Overview Growth Strategies

Hospice Overview A SERVICE, NOT A BUILDING

Home SNF Hospital Data 48 45 7 Hospice Overview Home Skilled Nursing Facility Hospital and ALF 48% 7% 45% AseraCare Patient Locations

Hospice Overview Patients Have Terminal Illness Hospice Role Reduce Pain & Suffering Improve Quality of Life Services Ordered By Physician Families are an Integral Part of Program Medicare Is Primary Payor (95%)

AseraCare Locations

Beverly Synergy

Hospice USA Acquisition Integration Complete Seamless Organization Retained Operations Management & Staff Maintained Solid Referral Sources Admissions & ADC Above Projections

Performance Metrics Average Daily Census (ADC) 2004 Combined: 1,522 70% Increase vs. 2003 December ADC: 2,250 2004 Core: +29% 2005 Combined: +76% (projected) 2004 Revenue (projected) Combined: +70% Core: +32% Annualized Revenue Run Rate: $93 Million

Performance Metrics 2004 EBITDA (projected) vs. 2003 Combined: +28% Core: +15% Hospice USA Acquisition Accretive to Earnings 2004: $2.4 Million 2005: $7 Million (projected)

Growth Strategy DRIVE PROFITABLE GROWTH

Growth Strategy Broaden Base By Adding New Locations Grow Market Share Through Differentiation 1 2 Start-ups Accretive Acquisitions

Start-up Advantages We Have the Experience Two Dedicated Teams Average Startup Cost: $120,000 Quick Turnaround: 4-6 months Beverly SNF Network Immediate Source of Patients Low-cost / Low-risk Market Entry Operational Consistency Business Model / Clinical Programs Cost-effective Scalability

Start-up Economics Day 1: Sign the Lease Month 4: Start Billing for Services Month 8: Break-even Operations at 20-30 ADC Month 15: Recover Initial $120,000 Investment Month 24: Double Initial Investment Year 5: $1.2 Million NPV x 16 = $19.2 million

Acquisitions Key Component of Growth Strategy Hospice USA: An Acquisition Model

Growth Strategy Broaden Base By Adding New Locations 1 Start-ups Accretive Acquisitions

Growth Strategy Broaden Base By Adding New Locations Grow Market Share Through Differentiation 1 2 Start-ups Accretive Acquisitions

Growing Market Share AseraCare Not a Commodity Business Opportunity to Differentiate Become Preferred Provider for Referral Sources

Key Differentiators Unmatched Clinical Quality Value-added Programs & Services

Industry-Leading Clinical Quality Primary AseraCare Differentiator Results In Higher Satisfaction Leads to More Referrals Superior NHPCO Quality & Satisfaction Scores

Key Differentiators Industry-leading Clinical Quality Value-added Programs & Services

Value-Added Programs & Services Family-Centered Hospice Designed to Meet Patient & Family Needs Alzheimer's Program Family Access to Caregivers New 24 / 7 Call Center Family Communications Secure Web Page for Patient Updates

AseraCare Hospice Distinctive Brand Identity National Marketing Campaign Advertising Trade Shows Editorial Coverage

AseraCare Hospice Summary We Have the Formula for Success Strategies for Profitable Growth: Broaden Business Base Grow Market Share Leverage Beverly Healthcare Relationship Value-added Programs / Superior Quality Operational Consistency / Scalability Proven Start-up Approach

AseraCare Hospice 6th LARGEST FOR-PROFIT HOSPICE PROVIDER IN THE COUNTRY!

GROWING FORWARD Beverly Enterprises Investor Day